                                                                   EXHIBIT 10.16

                           WAIVER AND GRANT OF WARRANT


                  This WAIVER AND GRANT OF WARRANT (hereafter the "Agreement") is entered into this 2nd day of May, 1996 by and among SCIMED Life Systems, Inc., a Minnesota corporation ("SCIMED"), Cardiovascular Dynamics, Inc. a Delaware corporation ("CVD") and Endosonics Corporation, a Delaware corporation ("Endosonics").

                                    RECITALS:

                  WHEREAS, SCIMED, CVD and Endosonics are parties to a Stock Purchase and Technology License Agreement dated September 10, 1994, as amended on September 29, 1995 (the "License Agreement");

                  WHEREAS, pursuant to Section 6.2 of the License Agreement, SCIMED has certain antidilution protections with respect to issuances of securities by CVD;

                  WHEREAS, CVD desires to increase the number of shares of CVD's Common Stock available for issuance under its 1995 Stock Option Plan;

                  WHEREAS, SCIMED has agreed to a one time waiver of its antidilution protections with respect to the increase in CVD's 1995 Stock Option Plan and in exchange therefor to be granted a warrant by CVD pursuant to the terms set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants, representations and warranties contained in this Agreement, SCIMED, CVD and ENDOSONICS agree as follows:

                  1. WAIVER OF ANTIDILUTION PROVISIONS.

                  SCIMED hereby agrees to waive, effective at the Closing (as defined below), the Antidilution Provisions set forth in Section 6.2 of the License Agreement with respect to the increase in CVD's 1995 Stock Option Plan of 400,000 shares of Common Stock, (after taking into account the 2-for-1 stock split authorized by the Company's stockholders on May 1, 1996) the grant of stock options thereunder, and the issuance of up to 1,200,000 shares of Common Stock pursuant to the exercise of options granted pursuant to the Stock Option Plan (the "Waiver").

                  2. GRANT OF WARRANT.

                  In exchange for the Waiver set forth in Section 1 hereof, CVD agrees to issue, at the Closing, a warrant to SCIMED to purchase up to 20,000 shares of Series A Preferred Stock of CVD at an exercise price of $6.58 per share (the "Warrant"). The Warrant shall expire on May 2, 1998 and shall be in substantially the form attached hereto as Exhibit A. The Company agrees that in the event all of the Company's Preferred Stock is automatically converted into Common Stock, in order to reflect the 2-for-1 stock split authorized by the Company's stockholders on May 1, 1996, the Warrant shall become exercisable for 40,000 shares of Common Stock at an exercise price of $3.29 per share.


                  3. CLOSING.

                  The Waiver and the issuance of the Warrant shall take place as soon as practical after satisfaction of the conditions set forth in Section 5 hereof.

                  4. SCIMED COVENANTS.

                  SCIMED hereby agrees to execute a CVD Shareholder consent approving the 400,000 share increase (on a post-split basis) to CVD's 1995 Stock Option Plan (the "Plan") as submitted to SCIMED on May 1, 1996.

                  5. CONDITIONS TO CVD AND ENDOSONICS' OBLIGATIONS AT CLOSING.

                  SCIMED shall have executed the Board and Shareholder consents referred to in Section 4 hereof.

                  6. WAIVER OF COVENANT.

                  SCIMED hereby waives the covenant contained in Section 6(i) of that certain Waiver and Grant of Warrant by and between CVD and SCIMED, dated June 30, 1995 with respect to the aggregate average exercise price of the options granted under CVD Plan.

                  7. COVENANTS REGARDING STOCK OPTION PLAN.

                  CVD shall not issue options to employees of Endosonics who are not also employees of CVD.

                  8. REGISTRATION AND EXCHANGE RIGHTS.

                  SCIMED, CVD and Endosonics acknowledge and agree that all shares issuable upon exercise of the Warrant shall be subject to the registration rights set forth in Section 6.1(a)(and Schedule 6.1 incorporated therein) of the License Agreement. In addition, all shares of Series A Preferred Stock purchasable upon exercise of the Warrant shall be subject to the Exchange Option contained in Section 6.1(b) of the License Agreement. Pursuant to the Exchange Option, SCIMED shall have the option to exchange each share of CVD stock for shares of Endosonics' common stock (valued at a price determined pursuant to Section 6.1(b) of the License Agreement) at an exchange rate of $6.58 per share (to be adjusted for stock splits as provided for in the License Agreement).

                  9. MISCELLANEOUS.

                           a. Subject to the provisions of Section 8(e) below,
this Agreement, the attachments hereto and the documents referenced herein constitute the entire agreement among the parties relating to the subject matter hereof, and all prior negotiations, representations, agreements and understandings with respect to the Restated Certificate and the Plan are superseded hereby. No agreements altering, amending or supplementing the terms hereof may be made except by means of a written document signed by all of the parties hereto.

                           b. In the event any provision of this Agreement shall
be determined unenforceable under applicable law, that provision shall be modified or deleted to the extent necessary for such provision to conform with applicable law, but the remaining provisions of this Agreement shall remain in full force and effect.

                           c. This Agreement shall be governed by the laws of
Minnesota, without regard to its choice of laws or conflicts of law provisions.

                           d. This Agreement may be executed in counterparts,
each copy of which shall for all purposes be deemed an original.

                           e. The waiver contained in Section 1 above is a
one-time waiver only and all of SCIMED's rights under Section 6.2 of the License Agreement shall remain in full force and effect with respect to any event giving rise to the anti-dilution protections contained in Section 6.2 Except for (i) the one-time waiver of the anti-dilution provisions contemplated by Section 1 hereof and (ii) the addition of Series A Preferred Stock to be covered by the registration rights of Section 6.1(a) and the exchange option of Section 6.1(b) of the License Agreement pursuant to Section 7 hereof, all terms and conditions of the License Agreement remain in full force and effect and unchanged hereby.

                  IN WITNESS WHEREOF, the parties have executed this Agreement to be executed as of the day and year first above written.


                            SCIMED LIFE SYSTEMS, INC.


                            By: /s/ Michael Berman
                               ----------------------------
                            Name:   Michael Berman
                                  -------------------------
                            Title:  President
                                   ------------------------

                            CARDIOVASCULAR DYNAMICS, INC.


                            By: /s/ D. P. Nickell
                               ----------------------------
                            Name:   Dana Nickell
                                  -------------------------
                            Title:  Vice President
                                   ------------------------

                            ENDOSONICS CORPORATION


                            By: /s/ Donald D. Huffman
                               ----------------------------
                            Name:   Donald D. Huffman
                                  -------------------------
                            Title:  Vice President and
                                    Chief Financial Officer
                                   ------------------------

         THE WARRANT REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH WARRANT MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AT THE TIME AMENDED, OR IN CONFORMITY WITH THE LIMITATIONS OF RULE 144 OR SIMILAR RULE AS THEN IN EFFECT UNDER SUCH ACT, OR UNLESS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE WITH RESPECT THERETO.


Warrant No. 2                                               Warrant to Purchase
                                                       Series A Preferred Stock




                          CARDIOVASCULAR DYNAMICS, INC.

                        SERIES A PREFERRED STOCK WARRANT


                             Void after May 2, 1998



                  Cardiovascular Dynamics, Inc., a Delaware corporation (the "Company"), hereby certifies that, for value received, SCIMED Life Systems, Inc., or its assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or before 5:00 PM Pacific time, May 2, 1998 (the "Expiration Date"), 20,000 shares of the Company's Series A Preferred Stock at a price per share equal to $6.58.

                  I. EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the purchase price of the shares to be purchased hereunder. For any partial exercise hereof, the holder shall designate in the subscription the number of shares of Series A Preferred Stock that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to the holder hereof a new warrant of like tenor, in the name of the holder hereof, which shall be exercisable for such number of shares of Series A Preferred Stock represented by this Warrant which have not been purchased upon such exercise.

                  II. WHEN EXERCISE EFFECTIVE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in Section 1, and at such time the person in whose name any certificate for shares of Series A Preferred Stock shall be issuable upon such exercise, as provided in Section 3, shall be deemed to be the record holder of such Series A Preferred Stock for all purposes.

                  III. DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Series A Preferred Stock to which such holder shall be entitled on such exercise.

                  IV. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant and the purchase price therefor, are subject to adjustment upon the occurrence of the following events:

                           A. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS,
RECAPITALIZATIONS, ETC. The exercise price of this Warrant and the number of shares of stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

                           B. CONVERSION OF SERIES A PREFERRED STOCK. Should all
of the Company's outstanding Series A Preferred Stock be, at any time prior to the expiration of this Warrant, converted into shares of the Company's Common Stock in accordance with the Company's Certificate of Incorporation, as amended and/or restated and effective immediately prior to the conversion of all of the Company's Series A Preferred Stock (the "Certificate"), then this Warrant shall immediately become exercisable for that number of shares of the Company's Common Stock equal to the number of shares of Common Stock which would have been received if this Warrant had been exercised in full and the Warrant Stock received thereupon had been simultaneously converted into Common Stock immediately prior to such event. The per share purchase price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate purchase price of the number of shares of Series A Preferred Stock for which this Warrant was exercisable immediately prior to such conversion by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.


                           C. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION,
MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise hereof at any time after the consummation or effective date of such Reorganization (the "Effective Date"), shall receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                           D. CERTIFICATE AS TO ADJUSTMENTS. In case of any
adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

                  V.       NOTICES OF RECORD DATE, ETC.  In the event of

                           A. any taking by the Company of a record of the
holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property,

                           B. any capital reorganization of the Company, any
reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

                                       2.

                           C. any voluntary or involuntary dissolution,
liquidation or winding-up of the Company,

then and in each such event the Company will mail to the holder hereof a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of stock or other securities at the time issuable upon the exercise of this Warrant shall be entitled to exchange their shares for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

                  VI. EXCHANGE OF WARRANTS. Subject to the transfer condition referred to in the legend endorsed hereon, on surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder may direct, calling in the aggregate on the face thereof for the number of shares of Series A Preferred Stock called for on the face of the Warrant so surrendered.

                  VII. REPLACEMENT OF WARRANTS. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  VIII. INVESTMENT INTENT. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the holder thereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such holder will deliver to the Company a written statement that the securities acquired by the holder upon exercise hereof are for the own account of the holder for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof).

                  IX. TRANSFER. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferrable, in whole or in part, without charge to the holder hereof upon surrender of this Warrant with a properly executed assignment (in the form annexed hereto) at the principal office of the Company. Upon any partial transfer, the Company will at its expense issue and deliver to the holder hereof a new Warrant of like tenor, in the name of the holder hereof, which shall be exercisable for such number or amount of Series A Preferred Stock which were not so transferred.

                  X. NO RIGHTS OR LIABILITY AS A SHAREHOLDER. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the holder hereof to purchase Series A Preferred Stock, and no enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder as a shareholder of the Company.

                  XI. NOTICES. All notices referred to in this Warrant shall be in writing and shall be delivered personally or by certified or registered mail, return receipt requested, postage prepaid and will be deemed to have been given when so delivered or mailed (i) to the Company, at its principal executive offices

                                       3.

and (ii) to the holder of this Warrant, at such holder's address as it appears in the records of the Company (unless otherwise indicated by such holder).


                  XII. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of California and shall be governed by and construed and enforced in accordance with the internal laws of the State of California (without reference to any principles of the conflicts of laws). The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

Dated:   May 2, 1996.

                                            CARDIOVASCULAR DYNAMICS, INC..



                                            By  /s/ D.P. Nickell
                                                -----------------------------
                                            Name    Dana Nickell
                                                 ----------------------------
                                            Title   Vice President
                                                  ---------------------------

                                       4.

                             ATTACHMENT A TO WARRANT

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)




To       CARDIOVASCULAR DYNAMICS, INC.


                  The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant
for, and to purchase thereunder,             * shares of
                   of CARDIOVASCULAR DYNAMICS, INC., and herewith makes payment
of $               therefor, and requests that the certificates for such shares
be issued in the name of, and delivered to                 , whose address is
                    .



                              --------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                              --------------------------------------------------

                              --------------------------------------------------
                                                 (Address)


Dated:
       --------------------

- -----------------

* Insert here the number of shares as to which the Warrant is being exercised.

                             ATTACHMENT B TO WARRANT

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)



                  For value received, the undersigned hereby sells, assigns,
and transfers unto                            the right represented by the
within Warrant to purchase shares of                                of
CARDIOVASCULAR DYNAMICS, INC., to which the within Warrant relates, and
appoints                          Attorney to transfer such right on the books
of                                with full power of substitution in the
premises.



                              --------------------------------------------------
                              (Signature must conform in all respects to name of holder as specified on the face of the Warrant)



                              --------------------------------------------------

                              --------------------------------------------------
                                                 (Address)


Dated:


- -----------------

* Insert here the number of shares as to which the Warrant is being exercised.